EXHIBIT 10.14

LOAN PURCHASE AGREEMENT

     This Loan Purchase Agreement is made and entered into as of the 1st day of February, 2003, by and between CONSOLIDATION LOAN FUNDING, LLC, as seller (“Seller”), and EDUCATION LOAN ASSET-BACKED TRUST I, a Delaware statutory trust, as purchaser (“Purchaser”), acting by and through their eligible lender trustees.

W I T N E S S E T H:

     WHEREAS, Seller, through its eligible lender trustee, is engaged in a program of originating, funding, purchasing, holding and selling Eligible Loans and which are made to eligible borrowers and the proceeds of which are used to pay the costs incurred by students attending post-secondary educational institutions;

     WHEREAS, Purchaser, through its eligible lender trustee, is engaged in or wishes to be engaged in a program of purchasing, holding and selling Eligible Loans made to eligible borrowers in accordance with the provisions of the Act; and

     WHEREAS, Seller, through its eligible lender trustee, desires to sell to Purchaser, through its eligible lender trustee, certain Eligible Loans in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties agree as follows:

ARTICLE I
DEFINITIONS

     The following words and terms used in this Agreement shall have the following meanings unless otherwise provided herein or unless the context or use clearly indicates another or different meaning or intent:

     “Act” shall mean Title IV, Part B of the Higher Education Act of 1965 (20 USC § 1071 et. seq.), and includes insofar as the context requires Title VII of the Public Health Service Act (42 USC. §292 et seq.), as either is amended and in effect from time to time, or any successor enactment thereto, the effective administrative regulations promulgated thereunder, and any binding directives issued by the Secretary pursuant thereto.

     “Agreement” shall mean this Agreement, including all exhibits attached hereto, and any supplements or amendments hereto.

     “Business Day” shall mean any day other than December 30, December 31, April 14, April 15, such other dates as may be agreed to in writing by the Trustee, the Market Agent, the Auction Agent, the Broker-Dealer and the Issuer, or a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York or the New York Stock Exchange, the Trustee or the Auction Agent, are authorized or permitted by law or executive order to close.

     “Certificate of Insurance” shall mean a certificate of federal loan insurance issued with respect to an Eligible Loan by the Secretary pursuant to the Act.

     “Code” shall mean the Internal Revenue Code of 1986, as amended or supplemented from time to time, or any successor federal act, and all regulations promulgated from time to time thereunder.

     “Commitment” shall mean Seller’s commitment to sell Eligible Loans to Purchaser pursuant to Section 2.1 hereof.

     “Consolidation Loan” shall mean a Student Loan authorized under Section 428C of the Act consolidating Eligible Loans.

     “‘Contract of Insurance” shall mean a contract of insurance under the Act between the Secretary and the Eligible Lender Trustee for the benefit of the Seller or the Secretary and the Eligible Lender Trustee for the benefit of the Purchaser, providing for the Insurance of Student Loans.

     “Eligible Borrower” shall mean a borrower who is eligible under the Act to be the obligor of a loan for consolidating two or more Student Loans, or who is eligible under the Act to be an obligor of a loan made pursuant to the Act.

     “Eligible Institution” shall mean (i) an institution of higher education; (ii) a vocational school; or (iii) with respect to students who are nationals of the United States, an institution outside the United States which is comparable to an institution of higher education or to a vocational school and which has been approved by the Secretary.

     “Eligible Lender Trust Agreement” means (i) the Eligible Lender Trust Agreement, dated as of February 1, 2003, between the Purchaser, as grantor, and the Eligible Lender Trustee, as trustee, and any similar agreement entered into by the Purchaser and an “eligible lender” under the Higher Education Act pursuant to which such “eligible lender” holds Student Loans as legal owner in trust for the Purchaser as beneficial owner, in each case as supplemented or amended from time to time; or (ii) the Eligible Lender Trust Agreement, dated as of February 1, 2003, between the Seller, as grantor, and the Eligible Lender Trustee, as trustee, and any similar agreement entered into by the Seller and an “eligible lender” under the Higher Education Act pursuant to which such “eligible lender” holds Student Loans as legal owner in trust for the Seller as beneficial owner, in each case as supplemented or amended from time to time; as is applicable.

     “Eligible Lender Trustee” means, for Seller, The Bank of New York Trust Company, NA., as trustee under the Eligible Lender Trustee Agreement, and its successors and assigns in such capacity and, for Purchaser, The Bank of New York as trustee under the Eligible Lender Trustee Agreement, and its successors and assigns in such capacity.

     “Eligible Loan” shall mean a Student Loan which: (i) has been or will be made to a borrower for post-secondary education; (ii) is Guaranteed; and (iii) is an “eligible loan” as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments; provided, however, that if, after any reauthorization or amendment of the Higher

Education Act, loans authorized thereunder, including their benefits, are materially different from loans authorized prior to such reauthorization or amendment, such loans authorized after such reauthorization or amendment shall not constitute Eligible Loans unless a Rating Agency Confirmation is obtained.

     “Federal Reimbursement Contract” shall mean the agreement between the Guarantee Agency and the Secretary providing for the payment by the Secretary of amounts authorized to be paid pursuant to the Act, including (but not limited to) reimbursement of amounts paid or payable upon defaulted Eligible Loans and other Student Loans Guaranteed or Insured by the Guarantee Agency and Interest Benefit Payments and Special Allowance Payments to holders of qualifying Student Loans Guaranteed or Insured by the Guarantee Agency.

     “Guarantee” or “Guaranteed” shall mean, with respect to a Student Loan, (i) the insurance or guarantee by the Guarantee Agency pursuant to such Guarantee Agency’s Guarantee Agreement of the maximum percentage of the principal of and accrued interest on such Student Loan allowed by the terms of the Act with respect to such Student Loan, and (ii) the coverage of such Student Loan by a Federal Reimbursement Contract, providing, among other things, for reimbursement to the Guarantee Agency for payments made by it on defaulted Student Loans insured or guaranteed by the Guarantee Agency of at least the minimum reimbursement allowed by the Federal Reimbursement Contract and the Act with respect to a particular Student Loan.

     “Guarantee Agency” shall mean any state agency or private nonprofit institution or organization which has Federal Reimbursement Contracts in place and has entered into a Guarantee Agreement with the Eligible Lender Trustee, and any such guarantor’s successors and assigns.

     “Guarantee Agreement” shall mean any guarantee or lender agreement with any Guarantee Agency and any amendments to the foregoing.

     “Guaranteed Loan” shall mean a Student Loan which is Guaranteed.

     “Insurance” or “Insured” or “Insure” shall mean, with respect to a Student Loan, the insurance by the Secretary under the Act (as evidenced by a Contract of Insurance issued or entered into under the provisions of the Act) of the maximum percentage of the principal of and accrued interest on such Student Loan allowed under the Act with respect to such Student Loan.

     “Insured Loan” shall mean a Student Loan which is Insured.

     “Issuer Administrator” shall mean Lord Securities Corporation.

     “Loan Transfer Addendum” shall mean the form set forth as Exhibit A, attached hereto and incorporated herein by this reference.

     “Notes” shall mean all notes, bonds or other obligations issued pursuant to the Indenture of Trust dated      , 2003 from Purchaser and The Bank of New York as Eligible Lender Trustee to The Bank of New York as Indenture Trustee.

     “Portfolio” shall mean a group of Eligible Loans sold to Purchaser by Seller pursuant to Section 2.1 hereof on a Scheduled Sale Date.

     “Principal Balance” shall mean the original principal amount of a Student Loan, plus capitalized interest (if any) and items which may not be guaranteed or insured (such as late charges), less payments by or on behalf of the Student Borrower.

     “Purchase Price” shall mean the price as set forth in the Loan Transfer Addendum.

     “Purchaser” shall mean Education Loan Asset-Backed Trust I, or its successors or assigns, by and through its Eligible Lender Trustee.

     “Rating Agency” shall mean any rating agency that shall have an outstanding rating on any of the Notes pursuant to a request by the Purchaser.

     “Rating Agency Confirmation” shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Purchaser and the Trustee under the Indenture of Trust dated February 1, 2003 in writing that such action will not result in a reduction, qualification or withdrawal of the then-current rating of any of the Notes.

     “Scheduled Sale Date” shall mean the dates specified in the report required by Section 4.3 of this Agreement and in the applicable Loan Transfer Addendum for purchase of a Portfolio of Eligible Loans by Purchaser, unless such date is changed by mutual agreement of the parties, in which case the Scheduled Sale Date shall be the new date agreed to by the parties.

     “Secretary” shall mean the Secretary of the United States Department of Education or any successor to the pertinent functions of that official or department under the Act, or, when the context so requires, the former Commissioner of Education of the former United States Department of Health, Education and Welfare and includes the Secretary of the United States Department of Health and Human Services.

     “Servicer” shall mean Great Lakes Educational Loan Services, Inc., ACS Education Services Inc. and any other organization with which the Purchaser or Seller has (or the Purchaser and its Eligible Lender Trustee or the Seller and its Eligible Lender Trustee have) entered into a servicing agreement; in any case, so long as such party acts as servicer of the Eligible Loans.

     “Seller” shall mean Consolidation Loan Funding, LLC, by and through its Eligible Lender Trustee.

     “Student Borrower” shall mean the obligor on a Student Loan.

     “Student Loan” shall mean a loan under the Higher Education Act to an Eligible Borrower for education at an Eligible Institution (or a loan to consolidate the same).

     “Subadministrator” shall mean CLF Administration Company, L.L.C.

ARTICLE II
LOAN SALE COMMITMENT

     2.1 Loan Sale Commitment. Subject to the terms and conditions of this Agreement, and in express reliance upon the representations, warranties and covenants set forth herein, Seller (via its Eligible Lender Trustee) agrees to sell, and Purchaser (via its Eligible Lender Trustee) agrees to purchase, all Eligible Loans tendered by the Seller to the Purchaser to the extent the Eligible Loans meet all eligibility requirements and to the extent the Purchaser has the funds available to purchase the Eligible Loans.

ARTICLE III
SERVICING

     3.1 Servicing of other Eligible Loans. All of the Eligible Loans that are sold by Seller to Purchaser pursuant to this Agreement are currently serviced (or will be serviced on the Scheduled Sale Date) by the Servicer(s) identified in the Loan Transfer Addendum. Such Servicer shall either be Great Lakes Educational Loan Services, Inc., ACS Education Services Inc. or another servicer with whom Purchaser has a servicing agreement that is satisfactory to (i) The Bank of New York or its successor as Trustee under the Indenture of Trust and (ii) The Bank of New York or its successor as Purchaser’s Eligible Lender Trustee. On the effective date for the sale of those Eligible Loans, Purchaser shall cause the current servicer(s) or such other servicer(s) as Purchaser may select to commence servicing such Portfolio at Purchaser’s expense and under the identification number of Purchaser or its designee.

ARTICLE IV
SALE/PURCHASE OF PORTFOLIOS

     4.1 Tender of Eligible Loans to Purchaser. With respect to a Portfolio of Eligible Loans to be sold to Purchaser pursuant to Section 2.1 hereof, prior to or on the Scheduled Sale Date (or at such other time as the parties may agree), Seller shall furnish Purchaser or its designee with a list of the Eligible Loans to be included in such Portfolio, and shall authorize and direct the Servicer of the Eligible Loans to release such information and documentation to Purchaser or its designee, in its reasonable judgement, deems necessary and appropriate to undertake a review of such loans to determine whether (i) such loans constitute Eligible Loans under this Agreement, and (ii) the Portfolio, aggregated with the other Eligible Loans that have been sold to Purchaser by Seller if appropriate, comply with the requirements set forth in Section 3.1 hereof.

     4.2 Conditions of Purchase. Purchaser’s obligation to purchase and pay for Eligible Loans in a Portfolio hereunder shall be subject to the following conditions precedent:

     (a) the Eligible Loans in the Portfolio, aggregated with the other Eligible Loans that have been sold to Purchaser by Seller if appropriate, shall meet the requirements described in Section 3.1 hereof;

     (b) all representations, warranties and statements by or on behalf of Seller contained in this Agreement are true on the Scheduled Sale Date;

     (c) any notification to or approval by the Secretary or Guarantee Agency required by the Act or the Guarantee Agreement as a condition to the assignment of Eligible Loans shall have been made or received and evidence thereof delivered to both Purchaser and the Eligible Lender Trustee;

     (d) without a prior Rating Agency Confirmation, all Eligible Loans purchased pursuant to this Agreement shall have been originated by Great Lakes Educational Loan Services, Inc. or ACS Education Services Inc.; and

     (e) the entire interest of Seller in each Eligible Loan shall have been duly assigned by endorsement, such endorsement to be without recourse except as provided in Article V hereof.

     4.3 Consummation of Sale and Purchase of Portfolio. To consummate the sale and purchase of a Portfolio of Eligible Loans, on or before the Scheduled Sale Date, Seller shall deliver via facsimile to the Eligible Lender Trustee on behalf of Purchaser a Loan Transfer Addendum, the Seller’s Closing Certificate, a form of which is attached as Exhibit B, and such instruments of transfer, including a bill of sale, a form of which is attached as Exhibit D, and blanket endorsement, a form of which is attached as Exhibit C, as Purchaser shall reasonably deem necessary for conveyance of title of the Eligible Loans contained in the Portfolio free and clear of all liens, encumbrances and security interests. Seller hereby grants to Purchaser, and Purchaser shall have, a security interest in the contract rights of Seller to originate, fund and/or purchase such loans and in its interest in such loans pending the completion of the sale to Purchaser. Seller shall retain all ownership rights with respect to Eligible Loans in a Portfolio at all times prior to the effective sale of such Portfolio. Purchaser shall pay for any reasonable transfer fees as may be required to be paid to the Secretary or to the Servicer.

     (a) On the Scheduled Sale Date, Seller shall arrange for the Servicer of the Eligible Loans to notify the Eligible Lender Trustees via facsimile, by no later than 12:00 noon EST or EDT, as is applicable, that (i) the day is a Scheduled Sale Date and (ii) the dollar amount of the Eligible Loans which are going to be disbursed by the Servicer on the Scheduled Sale Date. Seller shall also arrange for the Servicer of the Eligible Loans to email to the Seller, the Issuer Administrator or its Subadministrator and the Purchaser’s Eligible Lender Trustee a detailed roster of the Eligible Loans that were so disbursed.

     (b) By 12:00 noon EST or EDT, as is applicable, on the Scheduled Sale Date, Seller shall deliver to the Purchaser’s Eligible Lender Trustee on behalf of Purchaser a Loan Transfer Addendum.

     (c) On the Scheduled Sale Date, after receipt of the aforesaid Loan Transfer Addendum and the documentation required to be provided by this Section, Purchaser shall arrange for a transfer into an Account or Accounts maintained at The Bank of New York, designated by Seller and satisfactory to the Purchaser, or wire transfer as directed by the Purchaser, the amount necessary for the purchase of the Eligible Loans. The purchase and sale of the Portfolio shall be effective simultaneously with the payment of the Purchase Price.

     4.4 Other Information and Documents. Seller shall furnish or make available to Purchaser such additional information concerning Seller’s Student Loan portfolio as Purchaser may reasonably request. Seller shall execute all other documents and take all other steps as may be reasonably requested by Purchaser or the Eligible Lender Trustee from time to time to effect the sale hereunder of a Portfolio of Eligible Loans.

ARTICLE V
REPURCHASE OBLIGATION OF SELLER

     5.1 Conditions Precedent to Repurchase Obligation. At the request of Purchaser or its Eligible Lender Trustee, Seller shall repurchase any Student Loan purchased by Purchaser pursuant to this Agreement if:

     (a) any representation or warranty made or furnished by Seller in or pursuant to this Agreement shall prove to have been materially incorrect as to such Student Loan, unless resulting from an act or omission of Purchaser;

     (b) the Secretary or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a Student Loan (including any claim for interest subsidy, Special Allowance Payments, Insurance, reinsurance or Guarantee payments) on account of any circumstance or event that occurred prior to the sale of such Student Loan to Purchaser, unless resulting from an act or omission of Purchaser; or

     (c) On account of any wrongful or negligent act or omission of Seller or its servicing agent that occurred prior to the sale of a Student Loan to Purchaser, a defense is asserted by a maker (or endorser, if any) of the Student Loan with respect to his or her obligation to pay all or any part of the Student Loan, and Purchaser or the Eligible Lender Trustee in good faith believes that the facts reported, if true, raise a reasonable doubt as to the enforceability of such Student Loan.

     5.2 Repurchase by Seller. Upon the occurrence of any of the conditions set forth in Section 5.1 hereof and upon the request of Purchaser or the Eligible Lender Trustee, Seller shall pay to the Eligible Lender Trustee, for the account of Purchaser, an amount equal to the then-outstanding principal balance of such Student Loan, plus any premium in excess of par paid with respect to such Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Student Loan from the Scheduled Sale Date to and including the date of repurchase, plus any attorneys’ fees, legal expenses, court costs, servicing fees or other expenses incurred by Purchaser, the Eligible Lender Trustee or the appropriate successors or assigns in connection with such Student Loans.

ARTICLE VI
ONGOING OBLIGATIONS OF SELLER

     6.1 Obligation of Seller to Forward Payments. Seller shall promptly remit, or cause to be remitted, to the Eligible Lender Trustee as it may direct, all funds received by Seller after the Scheduled Sale Date which constitute payments of principal, or interest or Special Allowance Payments accrued after the Scheduled Sale Date with respect to any Student Loan.

     6.2 Obligation of Seller to Forward Communications. Seller shall immediately transmit to Purchaser any communication received by Seller after the Scheduled Sale Date with respect to a Student Loan or the borrower under such a Student Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

     6.3 Notification to Student Borrowers. Seller and Purchaser shall cause the Servicers to provide each borrower under the Eligible Loans purchased under this Agreement with notice of the assignment and transfer to the Eligible Lender Trustee for the account and on behalf of Purchaser of Seller’s interest in such Eligible Loans as required by the Act.

     6.4 No Modification of Lender Agreements. Seller will consent to no amendments to, or modifications of, the Contract of Insurance or Guarantee Agreement that may affect Eligible Loans which are sold or to be sold pursuant to this Agreement without (i) the prior written consent of Purchaser, which consent shall not be unreasonably withheld, and (ii) Rating Agency Confirmation. Amendments or modifications required by the Act are excluded from the requirement of this Section 6.4.

ARTICLE VII
REPRESENTATIONS, WARRANTIES AND COVENANTS

     7.1 Representations, Warranties and Covenants of Seller. Seller hereby represents, covenants, and warrants to Purchaser that:

     (a) Organization and Authority of Seller. Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary statutory power and authority to own its assets and carry on its business as now being conducted; Seller has, and its officers and Eligible Lender Trustee acting on its behalf have, all necessary statutory power and authority to make and perform this Agreement, and has the power and authority to sell, assign and transfer Student Loans to the Eligible Lender Trustee on behalf of Purchaser, and to repurchase Student Loans as required under the terms hereof.

     (b) Eligible Lender Status. Seller’s Eligible Lender Trustee if applicable, is an “eligible lender” under the Act.

     (c) Legal and Binding Obligation. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action, and do not require any stockholder approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of Seller; upon due execution and delivery by the parties hereto, this Agreement will constitute the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

     (d) No Conflicts. Neither the execution, delivery or performance by Seller of this Agreement, nor the consummation or performance by Seller of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both)

under, (i) any of the terms of Seller’s charter or bylaws, or (ii) any indenture, mortgage, contract or other agreement to which Seller is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Seller’s ability for perform its obligations hereunder. Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

     (e) No Defaults or Violations. Seller is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Seller is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Seller’s ability for perform its obligations hereunder.

     (f) No Consents. No consent, approval or authorization of any government or governmental body, including (without limitation) the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

     (g) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Seller to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse effect on the ability of Seller to perform its obligations hereunder.

     (h) Continuing Obligation of Seller. Seller agrees that during the term of this Agreement, it will (i) remain in good standing and qualified to do business under the laws of the State of Delaware and the jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Agreement.

     7.2 Representations, Warranties and Covenants of Seller with Respect to Student Loans. Seller hereby represents, covenants, and warrants to Purchaser that, except for any condition resulting from an act or omission of Purchaser:

     (a) Accuracy of Information. Any information furnished by Seller to Purchaser or its agents with respect to any Eligible Loan is true, complete and correct.

     (b) Validity of Loans. Each Eligible Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

     (c) No Defenses Against Repayment of Loans. The amount of the unpaid principal balance of each Eligible Loan is true and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any Eligible Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the borrower against the Eligible Lender Trustee as assignee thereof. Seller shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof. The rate of interest carried by each Eligible Loan is the maximum which was allowable by law at the time the loan was made, and no such Eligible Loan carries a rate of interest in excess of that permitted by the provisions of the Act or such other rate as was applicable under a borrower’s benefit program.

     (d) Ownership and Location of Loans; Existence of Liens. Seller is the sole owner and holder of title to each Eligible Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and upon the endorsement and delivery of promissory notes evidencing such Eligible Loan to Eligible Lender Trustee on behalf of Purchaser pursuant to this Agreement, Eligible Lender Trustee on behalf of Purchaser will acquire full right, title and interest in the Eligible Loan free and clear of all liens, pledges or encumbrances whatsoever. All documentation relating to the Eligible Loans, including the original promissory note for each Eligible Loan, is now in the possession of the servicer thereof.

     (e) Guarantee and Insurance on Loans. Each Eligible Loan to be sold hereunder is either Insured or Guaranteed. With respect to all Insured Loans being acquired, a Contract of Insurance is in full force and effect with respect thereto, the applicable Certificates of Insurance are valid and binding upon the parties thereto in all respects, Seller is not in default in the performance of any of its covenants and agreements made in respect thereof, and such Insurance is freely transferable as an incident to the sale of each Eligible Loan to be sold. With respect to all Guaranteed Loans being acquired, a Guarantee Agreement is in full force and effect with respect thereto and is valid and binding upon the parties thereto in all material respects, Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement, and such Guarantee is freely transferable as an incident to the sale of each Eligible Loan to be sold. All amounts due and payable to the Secretary or the Guarantee Agency, as the case may be, have been or will be paid in full by Seller at the time Eligible Loans are sold to Purchaser, and none of the Eligible Loans to be sold to Purchaser has at any time been tendered to either the Secretary or the Guarantee Agency for payment. Seller will not, with respect to any Eligible Loan subject to this Agreement, agree to release the Guarantee Agency or the Secretary from any of its contractual obligations to Guarantee or Insure such loan, or agree to otherwise alter, amend or renegotiate any terms or conditions under which such Eligible Loan is Guaranteed or Insured, without the express prior written consent of Purchaser and the Eligible Lender Trustee.

     (f) Compliance with the Act. Each Eligible Loan complies in all respects with the requirements of the Act and is an Eligible Loan as those terms are defined in this Agreement.

     (g) Compliance with Federal Laws. Each Eligible Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws and is an Eligible Loan as those terms are defined in this Agreement.

     (h) No Discrimination. In making each Eligible Loan to be purchased by Purchaser pursuant to this Agreement, Seller has not discriminated based upon the educational institutions attended by, or the age, sex, race, national origin, color, religion, handicapped status, income, attendance at a particular eligible institution within the area served by Purchaser, length of the Student Borrower’s educational program, or the Student Borrower’s academic year in school.

     (i) Due Diligence in Servicing Loans. Seller and any independent servicer have each exercised and shall continue until the Scheduled Sale Date to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans and Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. Seller shall be solely responsible for the payment of the costs and expenses incident to origination of the Eligible Loans, without any right of reimbursement therefor from Purchaser.

     (j) Origination Fees. Seller has reported or shall report the amount of origination fees (if any) authorized to be collected with respect to any Eligible Loan pursuant to the Act to the Secretary for the period in which such fee was authorized to be collected; and Seller has made and shall make any refund of an origination fee collected in connection with any Eligible Loan which may be required pursuant to the Act.

     (k) Insurance Premium. For each Eligible Loan Seller has reported or shall report the amount of the insurance premium authorized to be collected, and has paid or shall pay said premium to the Guarantee Agency or the Secretary with all rights therein inuring to Purchaser; and in the event a Student Borrower withdraws within the period specified as qualifying for a cancellation refund by the Guarantee Agency, Seller agrees to pay the amount of the premium to be refunded to Purchaser.

     7.3 Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents, covenants, and warrants to Seller that:

     (a) Organization and Authority of Purchaser. Purchaser is a duly organized, validly existing Delaware statutory trust in good standing under the laws of the State of Delaware; Purchaser has, and its Eligible Lender Trustee and officers acting on its behalf have, all necessary statutory power and authority to make and perform this Agreement, including (without limitation) the power and authority to purchase Student Loans from Seller under the terms and conditions of this Agreement.

     (b) Legal and Binding Obligation. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action, and do not require any member approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of Purchaser; upon due execution and delivery by the parties hereto, this Agreement will constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

     (c) No Conflict. Neither the execution, delivery and performance by Purchaser of this Agreement, nor the consummation or performance by Purchaser of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of Purchaser’s organizational documents, or (ii) any indenture, mortgage, contract or other agreement to which Purchaser is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Purchaser’s ability for perform its obligations hereunder. Purchaser is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement.

     (d) No Defaults or Violations. Purchaser is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Purchaser is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Purchaser’s ability for perform its obligations hereunder.

     (e) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

     (f) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Purchaser to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse affect on the ability of Purchaser to perform its obligations hereunder.

     (g) Continuing Obligation of Purchaser. Purchaser agrees that during the term of this Agreement, it will (i) remain in good standing and qualified to do business under the laws of the state of its organization and any other jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Agreement.

     7.4 Representations, Warranties and Covenants With Respect To Eligible Lender Trustees. Seller and Purchaser hereby represent, covenant and warrant that if and to the extent that they are acting via Eligible Lender Trustees, then each such Eligible Lender Trustee has no personal liability for any representation, covenant, warranty or other obligation undertaken in this Agreement and that such Eligible Lender Trustee acts only for the Seller or Purchaser (as applicable) and that recourse (if any) may be had only against such Seller or Purchaser and not against such Eligible Lender Trustee or its separate assets. Each Eligible Lender Trustee shall be a third-party beneficiary of this Section 7.4.

ARTICLE VIII
MISCELLANEOUS

     8.1 Communications and Notices. Unless otherwise expressly provided herein, all notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Eligible Lender Trustee, shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

     If to Seller:

               Consolidation Loan Funding, LLC

               c/o CLF Management Corp. Manager
               Attn: Mr. Ryan D. Katz, President
               5005 Wateridge Vista Dr., Suite 150
               San Diego, CA 92121
               Facsimile: (858) 909-0284
               e-mail: rkatz@slccloans.com

               with copies to:

                         The Bank of New York Trust Co. of Florida, N.A., as Seller’s Eligible Lender Trustee

                         Attn: Corporate Trust Manager
                         10161 Centurion Parkway, 2nd Floor
                         Jacksonville, Florida 32256
                         Facsimile: (904) 645-1931
                         e-mail: theintz@bankofny.com

     If to Purchaser:

               Education Loan Asset-Backed Trust I

               c/o CLF Administration Company, L.L.C.
               c/o Lord Securities Corporation
               Attention: Dean Christiansen
               48 Wall Street, 27th Floor
               New York, NY 10005
               Facsimile: (212) 346-9012
               e-mail: daclordspv.com

               with a copy to:

                         The Bank of New York,

                         as Purchaser’s Eligible Lender Trustee
                         Attn: Corporate Trust Manager
                         10161 Centurion Parkway, 2nd Floor
                         Jacksonville, Florida 32256
                         Facsimile: (904) 645-1931
                         e-mail: theintz@bankofny.com

     If to Issuer Administrator:

               Lord Securities Corporation

               Attention: Dean Christiansen
               48 Wall Street, 27th Floor
               New York, NY 10005
               Facsimile:(212) 346-9012
               e-mail: dac@lordspv.com

     If to Subadministrator:

               CLF Administration Company, L.L.C.

               Att: Mr. Ryan D. Katz, President
               5005 Wateridge Vista Dr., Suite 150
               San Diego, CA 92121
               Facsimile: (858) 909-0284
               Email: rkatz@slccloans.com

     In any instance with a copy to:

               John J. Witmeyer, Esq.

               Ford Marrin Witmeyer & Gleser, L.L.P.
               Wall Street Plaza
               New York, NY 10005-1875
               Facsimile: (212) 344-4294
               e-mail: jjwitmeyer@fmew.com

Any party may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

     8.2 Forms of Instruments, Proceedings. All instruments relating to the sale and purchase of the Student Loans, and all proceedings to be taken in connection with this Agreement and the transactions contemplated herein, shall be in form and substance mutually satisfactory to Seller and Purchaser and their respective counsel.

     8.3 Payment of Expenses. Each party to this Agreement shall pay its own expenses incurred in connection with transactions herein contemplated.

     8.4 Non-Business Days. If the date for taking any action required hereunder is not a Business Day, then such action can be taken, without interest or penalty, on the next succeeding Business Day, with the same force and effect as if such action was taken on the required date.

     8.5 Amendments, Modifications and Waivers. The provisions of this Agreement cannot be amended, waived or modified unless such amendment, waiver or modification be in writing and signed by the parties hereto and the Eligible Lender Trustee. Inaction or failure to demand strict performance shall not be deemed a waiver.

     8.6 Severability. If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

     8.7 Remedies. Unless otherwise expressly provided herein, no remedy by the terms of this Agreement conferred upon or reserved to the Eligible Lender Trustee or Purchaser is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or statute on or after the date of this Agreement.

     8.8 Assignment. This Agreement may not be assigned or otherwise transferred, in whole or in part, by one party without the prior written consent of the other parties, which consent shall not unreasonably be withheld.

     8.9 Binding Effect. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

     8.10 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     8.11 Arbitration. All disputes or differences between the parties which arise under or are related to this Agreement shall be settled by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award entered by the arbitrators may be entered in any Court having jurisdiction thereof. The panel of arbitrators, as contemplated in this Article, shall consist of three neutral arbitrators. The arbitrators shall promptly enter an award which shall do justice between the parties and the award shall be supported by written opinion. Each party to the arbitration shall bear its respective costs of arbitration, with the fees and expenses of the arbitrators to be borne equally by the parties.

     8.12 Entire Agreement. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated by this Agreement, and all prior or contemporaneous agreements, understandings, representations and statements between the parties, written or oral, are merged into and superseded by this Agreement.

     8.13 Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     8.14 Limited Role of the Delaware Trustee. It is expressly understood and agreed by the parties hereto that this Loan Purchase Agreement is executed and delivered by The Bank of New York (Delaware), not individually or personally but solely as Delaware Trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it; (b) each of the representations, undertakings and agreement herein made on the part of the Purchaser is made and intended not as personal representations, undertakings and agreements by The Bank of New York (Delaware) but is made and intended for the purpose of binding only the Purchaser; (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto; and (d) under no circumstances shall The Bank of New York (Delaware) be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Purchaser under this Loan Purchase Agreement.

     8.15 True Sale. It is the intention of the Seller that the transfer from the Seller to the Purchaser constitutes a true sale of the Student Loans hereunder and that neither any interest in nor title to the Student Loans shall become or be deemed property of the Seller for any purpose under applicable law. The Seller hereby authorizes the Purchaser to file a UCC-1 financing statement identifying the Seller as debtor and the Purchaser as secured party and describing the Student Loans sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Purchaser’s interest in the Student Loans and shall not be deemed to contradict the express intent of the Seller and the Purchaser that the transfer of Student Loans under this Agreement is an absolute assignment of such Student Loans and is not a transfer of such Student Loans as security for a debt.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Purchase Agreement to be duly executed as of the day and year first above written.

CONSOLIDATION LOAN FUNDING, L.L.C.
By: CLF Management Corp. as Manager

By:	/s/ Ryan Katz

Name:	Ryan Katz

Title:	President

EDUCATION LOAN ASSET-BACKED TRUST I
“Purchaser”
By: THE BANK OF NEW YORK (DELAWARE),
not in its individual capacity but solely as Delaware
Trustee

By:	/s/ Patrick Burns

Name:	Patrick Burns

Title:	SVP

EXHIBIT A TO LOAN PURCHASE AGREEMENT

LOAN TRANSFER ADDENDUM

     This Loan Transfer Addendum (the “Addendum”) is made and entered into as of the ___day of ___, ___, by and between Education Loan Asset-Backed Trust I (the “Issuer”) and Consolidation Loan Funding, LLC (the “Seller”).

     WHEREAS, the parties hereto entered into that Loan Purchase Agreement, dated as of February 1, 2003 (the “Loan Purchase Agreement”), and the Seller wishes to sell a portfolio of Student Loans (as defined in the Loan Purchase Agreement) to the Issuer, by and through The Bank of New York as its eligible lender trustee (the “Eligible Lender Trustee”) pursuant to and in accordance with the terms and conditions of the Loan Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

     1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Loan Purchase Agreement, unless otherwise specifically stated herein.

     2. Purchase of Student Loans. Subject to the terms and conditions of the Loan Purchase Agreement and in reliance upon the representations, warranties and covenants as set forth in the Loan Purchase Agreement, the Seller agrees to sell to the Issuer, by and through the Eligible Lender Trustee, a portfolio of Student Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of approximately ______(the “Current Purchase Portfolio”).

     3. Purchase Price. Subject to the terms and conditions of the Loan Purchase Agreement, the Issuer, by and through the Eligible Lender Trustee, agrees to purchase the Student Loans in the Current Purchase Portfolio at a purchase price equal to [___] of the aggregate unpaid principal balance thereon plus 100% of the accrued and unpaid interest thereon (including Interest Subsidy Payments and Special Allowance Payments), each as of the Loan Purchase Date.

     4. Loan Purchase Date. The Loan Purchase Date shall be no later than ______, ___.

     5. Non-Consolidation Loans. Student Loans which are not Consolidation Loans [check one]

     are ______
     are not ______

included in the Portfolio of Eligible Loans.

     6. Servicer. The Servicer of the Eligible Loans is ______.

     7. Guarantors. The Guarantor of the Eligible Loans is _________.

     8. Representations and Warranties. The Seller hereby reconfirms all the representations and warranties set forth in the Loan Purchase Agreement as of the Loan Purchase Date set forth in Article VII of the Loan Purchase Agreement.

     9. Effect on Loan Purchase Agreement. This Addendum sets forth the terms of purchase and sale solely with respect to the Current Purchase Portfolio. This Addendum shall have no effect upon any other sale or purchase of any Student Loans consummated or contemplated prior to or after the Loan Purchase Date, and all other terms, conditions and agreements contained in the Loan Purchase Agreement shall remain in full force and effect. Prior or subsequent purchases and sales of Student Loans shall each be governed by a separate Loan Transfer Addendum.

CONSOLIDATION LOAN FUNDING, LLC

By:	CLF MANAGEMENT CORP., as
Manager

By

Name:

Title:

EDUCATION LOAN ASSET-BACKED TRUST I

By:	LORD SECURITIES CORPORATION,
as Issuer Administrator

By

Name:

Title:

LOAN TRANSFER SCHEDULE

Loan Number / Identification	Principal Balance

EXHIBIT B TO LOAN PURCHASE AGREEMENT

SELLER’S CLOSING CERTIFICATE

     Consolidation Loan Funding, LLC (the “Seller”) does hereby certify that all representations, warranties and statements by or on behalf of the Seller contained in a certain Loan Purchase Agreement, dated as of February 1, 2003 (the “Loan Purchase Agreement”), between the Seller and Education Loan Asset-Backed Trust I (the “Issuer”), are true and correct on and as of the Loan Purchase Date, without exception or qualification whatsoever;

     FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each Student Loan (as defined in the Loan Purchase Agreement) acquired under the Loan Purchase Agreement, have heretofore been furnished to the Issuer or are simultaneously herewith delivered in accordance with the instructions of the Issuer, pursuant to Section 4.3 of the Loan Purchase Agreement:

     The Department of Education application or Guarantee Agency application, as supplemented

     Interim note(s) for each Student Loan

     Payout note(s) for each Student Loan

     Disclosure and Student Loan information statement

     Certificate of Insurance and Contract of Insurance with respect to each Insured Student Loan (or certified copy thereof)

     Guarantee Agreement, Agreement for Participation in the Guaranteed Loan Program and Notification of Loan Approval by the Guarantee Agency with respect to each Guaranteed Student Loan (or certified copy thereof)

     Any other documentation held by the Seller relating to the history of such Student Loan

     Secretary or Guarantee Agency Loan Transfer Statements, if any

     Uniform Commercial Code financing statement, if any, securing any interest in a Student Loan to be Financed, and an executed termination statement related thereto

     Evidence of Student Loan disbursement

     Any other document required to be submitted with a claim to the Guarantee Agency.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by an officer hereunto duly authorized as of the Loan Purchase Date, ___, ___.

CONSOLIDATION LOAN FUNDING LLC

By:	CLF MANAGEMENT CORP., as Manager

By

Name:

Title:

EXHIBIT C TO LOAN PURCHASE AGREEMENT

BLANKET ENDORSEMENT OF

STUDENT LOAN PROMISSORY NOTES

     Pursuant to the Loan Purchase Agreement, dated February 1, 2003 (the “Loan Purchase Agreement”), between Consolidation Loan Funding, LLC (the “Seller”) and Education Loan Asset-Backed Trust I (the “Issuer”), the Seller by execution of this instrument, hereby endorses all promissory notes purchased by the Issuer, by and through The Bank of New York as its eligible lender trustee (the “Eligible Lender Trustee”). This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Loan Purchase Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to the Issuer, by and through the Eligible Lender Trustee.

     This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and Master Notes (or copies thereof) and related documentation acquired by the Issuer, by and through the Eligible Lender Trustee, from Seller, or by attaching this instrument to the loan ledger schedule, as the Issuer may require or deem necessary.

     Dated this ___day of _________, ___.

CONSOLIDATION LOAN FUNDING LLC

By:	CLF MANAGEMENT CORP., as Manager

By

Name:

Title:

EXHIBIT D TO LOAN PURCHASE AGREEMENT

BILL OF SALE

     FOR VALUE RECEIVED, Consolidation Loan Funding, LLC (the “Seller”), pursuant to the terms and conditions of that certain Loan Purchase Agreement, dated as of February 1, 2003 (the “Loan Purchase Agreement”), between the Seller and Education Loan Asset-Backed Trust I (the “Issuer”) does hereby grant, sell, assign, transfer and convey to the Issuer, by and through The Bank of New York as its eligible lender trustee (the “Eligible Lender Trustee”) and its successors and assigns, all right, title and interest of the Seller in and to the following:

     (1) The loans described in Annex I attached hereto (the “Student Loans”), including the Guarantee, if any, of the Student Loans issued by a Guarantor and the Certificate of Insurance for Student Loans insured by the Secretary of Education;

     (2) All promissory notes and Master Notes (or copies thereof) and related documentation evidencing the indebtedness represented by such Student Loans; and

     (3) All proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any guarantee agency with respect thereto, if any, and all interest benefit payments and special allowance payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale made hereby.

     TO HAVE AND TO HOLD the same unto the Issuer, by and through the Eligible Lender Trustee, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Loan Purchase Agreement, and is without recourse, except as provided in the Loan Purchase Agreement.

     IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the ___day of _________, ___.

CONSOLIDATION LOAN FUNDING LLC

By:	CLF MANAGEMENT CORP., as Manager

By

Name:

Title:

ELIGIBLE LOAN ACQUISITION CERTIFICATE

     This Eligible Loan Acquisition Certificate is submitted pursuant to the provisions of Section 4.02 of the Indenture of Trust, dated as of February 1, 2003 (as amended and supplemented from time to time in accordance with its terms, the “Indenture”), from Education Loan Asset-Backed Trust I (the “Issuer”) and The Bank of New York, as eligible lender trustee, to The Bank of New York, as indenture trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse (i) to the Lender(s) identified in the schedule attached hereto (the “Student Loan Acquisition Schedule”) the amount(s) specified in such Schedule from the Acquisition Fund (or, in the case of an exchange pursuant to Section 4.02 of the Indenture, the Student Loans listed in Annex I hereto) for the acquisition of Eligible Loans, and any related Add-On Loan; and (ii) to the Depositor, the amount of Premium set forth in such Schedule. With respect to the Eligible Loans so to be acquired, the Issuer hereby certifies as follows:

     (a) The Eligible Loans to be acquired are those specified in the Student Loan Acquisition Schedule (the “Acquired Eligible Loans”).

     (b) The amount to be disbursed pursuant to this Certificate does not exceed the amount permitted under the provisions of Section 4.02 of the Indenture.

     (c) Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

     (d) You (or your agent) have been previously, or are herewith, provided with the following items:

     (i) with respect to each Acquired Eligible Loan, a copy of the resolution pursuant to which the Issuer acquired such Acquired Eligible Loan;

     (ii) with respect to each Guaranteed Loan included among the Acquired Eligible Loans, a certified copy of the Guarantee Agreement relating thereto;

     (iii) evidence in form satisfactory to the Trustee that each action necessary to perfect a first security interest in each of the Acquired Eligible Loans in favor of the Trustee has been accomplished; and

     (iv) instruments duly assigning the Acquired Eligible Loans to the Issuer or the Eligible Lender Trustee.

     (e) The Issuer is not, on the date hereof, in default under the Indenture or any other agreement relating to the Acquired Eligible Loans, and, to the best knowledge of the Issuer, the Depositor is not in default under any agreement relating to the Acquired Eligible Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph (d) hereof.

     (f) All of the conditions specified in the resolution relating to the Acquired Eligible Loans and the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied.

     (g) The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

     Witness my hand this ___day of _________, ___.

EDUCATION LOAN ASSET-BACKED TRUST I

By:	LORD SECURITIES CORPORATION, L.L.C. as Issuer Administrator

By

Name:

Title: